Financial risk management	12 Months Ended
Dec. 31, 2018
Disclosure of detailed information about financial instruments [abstract]
Financial risk management
Financial risk management

Risk management principles and processes

The Group’s activities are exposed to a variety of financial risks. The Group’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize the Group’s capital costs by using suitable means of financing and to manage and control the Group’s financial risks effectively. The Group uses financial instruments to hedge certain risk exposures.

The Group’s approach to the identification, assessment and mitigation of risk is carried out by a Risk and Commercial Committee, which focuses on timely and appropriate management of risk.

The principal financial risks are related to raw material price, end-product price, exchange rate, interest rate, liquidity and credit. This section provides a description of the principal risks and uncertainties that could have a material adverse effect on the Group’s strategy, performance, results of operations and financial condition. These risks do not appear in any particular order of potential materiality or probability of occurrence.

•	Exchange rate risk

The Group’s cash flows, statement of income and statement of financial position are presented in U.S. Dollars and may be affected by fluctuations in exchange rates. Currency risks as defined by IFRS 7 arise on account of monetary assets and liabilities being denominated in a currency that is not the functional currency.

A significant majority of the Group’s business activities is conducted in the respective functional currencies of the subsidiaries (primarily the Brazilian Reais and the Argentine Peso). However, the Group may transact in currencies other than the respective functional currencies, mainly the U.S. Dollars. As such, these subsidiaries may hold U.S. Dollar denominated monetary balances at each year-end as indicated in the tables below.

The Group’s net financial position exposure to the U.S. Dollar is managed on a case-by-case basis, partly by hedging certain expected cash flows with foreign exchange derivative contracts.

The following tables show the net monetary position of the respective subsidiaries within the Group categorized by functional currency. Non-U.S. Dollar amounts are presented in U.S. Dollars for purpose of these tables.

	2018
	Subsidiaries’ functional currency
Net monetary position (Liability)/ Asset	Argentine Peso	Brazilian Reais	Uruguayan Peso	U.S. Dollar	Total
Argentine Peso	(21,757)	—	—	—	(21,757)
Brazilian Reais	—	35,884	—	—	35,884
U.S. Dollar	(260,372)	(480,501)	24,512	115,681	(600,680)
Uruguayan Peso	—	—	(909)	—	(909)
Total	(282,129)	(444,617)	23,603	115,681	(587,462)

	2017
	Subsidiaries’ functional currency
Net monetary position (Liability)/ Asset	Argentine Peso	Brazilian Reais	Uruguayan Peso	U.S. Dollar	Total
Argentine Peso	(21,958)	—	—	—	(21,958)
Brazilian Reais	—	(17,134)	—	—	(17,134)
U.S. Dollar	(204,446)	(461,966)	20,451	124,125	(521,836)
Uruguayan Peso	—	—	(1,101)	—	(1,101)
Total	(226,404)	(479,100)	19,350	124,125	(562,029)

The Group’s analysis shown on the tables below is carried out based on the exposure of each functional currency subsidiary against the U.S. Dollar. The Group estimated that, other factors being constant, a hypothetical 10% appreciation/depreciation of the U.S. Dollar against the respective functional currencies for the years ended December 31, 2018 and 2017 would have decreased/increased the Group’s Profit before income tax for the year. A 10% depreciation of the U.S. Dollar against the functional currencies would have an equal and opposite effect on the income statement. A portion of this effect would have been recognized as other comprehensive income since a portion of the Company’s borrowings was used as cash flow hedge of the foreign exchange rate risk of a portion of its highly probable future sales in U.S. Dollars (see Hedge Accounting - Cash Flow Hedge below for details).

		Functional currency
Net monetary position		Argentine Peso	Brazilian Reais	Uruguayan Peso	Total
2018	U.S. Dollar	(26,037)	(48,050)	2,451	(71,636)
2017	U.S. Dollar	(20,445)	(46,197)	2,045	(64,597)

The tables above only consider the effect of a hypothetical appreciation / depreciation of the U.S. Dollars on the Group’s net financial position. A hypothetical appreciation / depreciation of the U.S. Dollar against the functional currencies of the Group’s subsidiaries has historically had a positive / negative effect, respectively, on the fair value of the Group’s biological assets and the end prices of the Group’s agriculture produce, both of which are generally linked to the U.S. Dollar.

Hedge Accounting Cash Flow Hedge

Effective July 1, 2013, the Group formally documented and designated cash flow hedging relationships to hedge the foreign exchange rate risk of a portion of its highly probable future sales in U.S. Dollars using a portion of its borrowings denominated in U.S. Dollars, currency forwards and foreign currency floating-to-fixed interest rate swaps.

Principal amounts of long-term borrowings (non-derivative financial instruments) and notional values of foreign currency forward contracts (derivative financial instruments) were designated as hedging instruments. These instruments are exposed to Brazilian Reais/ U.S. Dollar foreign currency risks related to operations in Brazil and Argentine Peso/U.S. Dollar in Argentina, respectively. As of December 31, 2018 and 2017, approximately 19.5% and 24.6%, respectively, of projected sales qualify as highly probable forecast transactions for hedge accounting purposes and were designated as hedged items.

The Group has prepared formal documentation in order to support the designation above, including an explanation of how the designation of the hedging relationship is aligned with the Group’s Risk Management Policy, identification of the hedging instrument, the hedged transactions, the nature of the risk being hedged and an analysis which demonstrates that the hedge is expected to be highly effective. The Group reassesses the prospective and retrospective effectiveness of the hedge on an ongoing basis comparing the foreign currency component of the carrying amount of the hedging instruments and of the highly probable future sales.

Under cash flow hedge accounting, effect of changes in foreign currency exchange rates on derivative and non-derivative hedging instruments not be immediately recognized in profit or loss, but be reclassified from equity to profit or loss in the periods when the future sales occur, thus allowing for a more appropriate presentation of the results for the period reflecting the strategy in the Group’s Risk Management Policy.

The Company expects that the cash flows will occur and affect profit or loss between 2019 and 2023.

For the year ended December 31, 2018, a total amount before income tax of US$ 75,822 gain (US$ 530 gain in 2017) was recognized in other comprehensive income and an amount of US$ 26,693 loss (US$ 20,758 loss in 2017) was reclassified from equity to profit or loss within “Financial results, net”.

•	Raw material price risk

Inflation in the costs of raw materials and goods and services from industry suppliers and manufacturers presents risks to project economics. A significant portion of the Group’s cost structure includes the cost of raw materials primarily seeds, fertilizers and agrochemicals, among others. Prices for these raw materials may vary significantly.

•	End-product price risk

Prices for commodities products have historically been cyclical, reflecting overall economic conditions and changes in capacity within the industry, which affect the profitability of entities engaged in the agribusiness industry. The Group combines different actions to minimize price risk. A percentage of crops are to be sold during and post harvest period. The Group manages minimum and maximum prices for each commodity as well as gross margin per each crop as to decide when and how to sell. End-product price risks are hedged if economically viable and possible by entering into forward contracts with major trading houses or by using derivative financial instruments, consisting mainly of crops and sugar future contracts, but also includes occasionally put and call options. A movement in end-product futures prices would result in a change in the fair value of the end product hedging contracts. These fair value changes, after taxes, are recorded in the statement of income.

Contract positions are designed to ensure that the Group would receive a defined minimum price for certain quantities of its production. The counterparties to these instruments generally are major financial institutions. In entering into these contracts, the Group has assumed the risk that might arise from the possible inability of counterparties to meet the terms of their contracts. The Group does not expect any material losses as a result of counterparty defaults. The Group is also obliged to pay margin deposits and premiums for these instruments. These estimates represent only the sensitivity of the financial instruments to market risk and not the Group exposure to end product price risks as a whole, since the crops and cattle products sales are not financial instruments within the scope of IFRS 7 disclosure requirements.

•	Liquidity risk

The Group is exposed to liquidity risks, including risks associated with refinancing borrowings as they mature, and that borrowing facilities are not available to meet cash requirements. Failure to manage liquidity risks could have a material impact on the Group’s cash flow and statement of financial position.

Prudent liquidity risk management includes managing the profile of debt maturities and funding sources close oversight of cash flows projections, maintaining sufficient cash, and ensuring the availability of funding from an adequate amount of committed credit facilities and the ability to close out market positions. The Group's ability to fund its existing and prospective debt requirements is managed by maintaining diversified funding sources with adequate available funding lines from high quality lenders; and reaching to have long-term financial facilities. During 2017 the Company issued a 10 years Note, which improved the maturity of the borrowings (see Note 26).

As of December 31, 2018, cash and cash equivalents of the Group totaled U$S 273.6 million, which could be used for managing liquidity risk.

The tables below analyzes the Group’s non-derivative financial liabilities and derivative financial liabilities into relevant maturity groupings based on the remaining period at the statement of financial position to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows and as a result they do not reconcile to the amounts disclosed on the statement of financial position except for short-term payables when discounting is not applied.

At December 31, 2018	Less than 1 year	Between 1 and 2 years	Between 2 and 5 years	Over 5 Years	Total
Trade and other payables	95,956	6	18	187	96,167
Borrowings	190,671	74,478	286,557	636,836	1,188,542
Derivative financial instruments	258	25	—	—	283
Total	286,885	74,509	286,575	637,023	1,284,992

At December 31, 2017	Less than 1 year	Between 1 and 2 years	Between 2 and 5 years	Over 5 Years	Total
Trade and other payables	85,239	557	49	221	86,066
Borrowings	197,975	96,867	56,486	797,226	1,148,554
Derivative financial instruments	552	—	—	—	552
Total	283,766	97,424	56,535	797,447	1,235,172

•	Interest rate risk

The Group’s interest rate risk arises from long-term borrowings at floating rates, which expose the Group to cash flow interest rate risk. Borrowings issued at fixed rates expose the Group to fair value interest rate risk. The interest rate profile of the Group's borrowings is set out in Note 26.

The Group occasionally manages its cash flow interest rate risk exposure by using floating-to-fixed interest rate swaps. Such interest rate swaps have the economic effect of converting borrowings from floating rates to fixed rates.

The following tables show a breakdown of the Group’s fixed-rate and floating-rate borrowings per currency denomination and functional currency of the subsidiary issuing the loans (excluding finance leases). These analyses are performed after giving effect to interest rate swaps.

The analysis for the year ended December 31, 2018 and 2017 is as follows:

	2018
	Subsidiaries’ functional currency
Rate per currency denomination	Argentine Peso	Brazilian Reais	Uruguayan Peso	U.S. Dollar	Total
Fixed rate:
Argentine Peso	2,320	—	—	—	2,320
Brazilian Reais	—	62,939	—	—	62,939
U.S. Dollar	49,218	87,722	16,510	504,368	657,818
Subtotal fixed-rate borrowings	51,538	150,661	16,510	504,368	723,077
Variable rate:
Brazilian Reais	—	19,329	—	—	19,329
U.S. Dollar	111,453	7,662	—	—	119,115
Subtotal variable-rate borrowings	111,453	26,991	—	—	138,444
Total borrowings as per analysis	162,991	177,652	16,510	504,368	861,521
Finance leases	595	—	—	—	595
Total borrowings as per statement of financial position	163,586	177,652	16,510	504,368	862,116

	2017
	Subsidiaries’ functional currency
Rate per currency denomination	Argentine Peso	Brazilian Reais	Uruguayan Peso	U.S. Dollar	Total
Fixed rate:
Argentine Peso	6,448	—	—	—	6,448
Brazilian Reais	—	96,951	—	—	96,951
U.S. Dollar	68,963	34,675	10,010	504,004	617,652
Subtotal fixed-rate borrowings	75,411	131,626	10,010	504,004	721,051
Variable rate:
Brazilian Reais	—	27,668	—	—	27,668
U.S. Dollar	49,599	19,535	—	—	69,134
Subtotal variable-rate borrowings	49,599	47,203	—	—	96,802
Total borrowings as per analysis	125,010	178,829	10,010	504,004	817,853
Finance leases	105	—	—	—	105
Total borrowings as per statement of financial position	125,115	178,829	10,010	504,004	817,958

For the years ended December 31, 2018 and 2017, if interest rates on floating-rate borrowings had been 1% higher with all other variables held constant, the Group’s Profit before income tax for the years would have decreased as shown below. A 1% decrease in interest rates would have an equal and opposite effect on the income statement.

	2018
	Subsidiaries’ functional currency
Rate per currency denomination	Argentine Peso	Brazilian Reais	Uruguayan Peso	U.S. Dollar	Total
Variable rate:
Brazilian Reais	—	(193)	—	—	(193)
U.S. Dollar	(1,115)	(77)	—	—	(1,192)
Total effects on profit before income tax	(1,115)	(270)	—	—	(1,385)

	2017
	Subsidiaries’ functional currency
Rate per currency denomination	Argentine Peso	Brazilian Reias	Uruguayan Peso	U.S. Dollar	Total
Variable rate:
Brazilian Reais	—	(277)	—	—	(277)
U.S. Dollar	(496)	(195)	—	—	(691)
Total effects on profit before income tax	(496)	(472)	—	—	(968)

The sensitivity analysis has been determined assuming that the change in interest rates had occurred at the date of the statement of financial position and had been applied to the exposure to interest rate risk for financial instruments in existence at that date. The 100 basis point increase or decrease represents management's assessment of a reasonable possible change in those interest rates, which have the most impact on the Group, specifically the United States and Brazilian rates over the period until the next annual statement of financial position date.

•	Credit risk

The Group’s exposures to credit risk arise in certain agreements in relation to amounts owed for physical product sales, the use of derivative instruments, and the investment of surplus cash balances. The Group is also exposed to political and economic risk events, which may cause non-payment of foreign currency obligations to the Group.

The Group’s policy is to manage credit exposure to trading counterparties within defined trading limits. All of the Group’s significant counterparties are assigned internal credit limits.

The Group sells to a large base of customers. Type and class of customers may differ depending on the Group’s business segments. For the years ended December 31, 2018 and 2017, more than 87% and 97%, respectively, of the Group’s sales of crops were sold to 49 and 111 well-known customers (both multinational and local) with good credit history with the Group. In the Sugar, Ethanol and Energy segment, sales of ethanol were concentrated in 54 and 7 customers, which represented 100% and 100% of total sales of ethanol for the years ended December 31, 2018 and 2017, respectively. Approximately 99% and 87% of the Group’s sales of sugar were concentrated in 19 and 24 well-known traders for the years ended December 31, 2018 and 2017, respectively. The remaining 1% and 13%, which mainly relates to “crystal sugar”, were dispersed among several customers. In 2018 and 2017, energy sales are 97% and 99% concentrated in 29 major customers. In the dairy segment, 92% and 100% of the sales were concentrated in 21 and 29 well-known customers in 2018 and 2017, respectively.

No credit limits were exceeded during the reporting periods and management does not expect any losses from non-performance by these counterparties. If any of the Group’s customers are independently rated, these ratings are used. Otherwise, the Group assesses the credit quality of the customer taking into account its financial position, past experience and other factors (see Note 18 for details). The Group may seek cash collateral, letter of credit or parent company guarantees, as considered appropriate. Sales to customers are primarily made by credit with customary payment terms. The maximum exposure to credit risk is represented by the carrying amount of each financial asset in the statement of financial position after deducting any impairment allowance. The Group’s exposure of credit risk arising from trade receivables is set out in Note 18.

The Group is exposed to counterparty credit risk on cash and cash equivalent balances. The Group holds cash on deposit with a number of financial institutions. The Group manages its credit risk exposure by limiting individual deposits to clearly defined limits. The Group only deposits with high quality banks and financial institutions. As of December 31, 2018 and 2017, the total amount of cash and cash equivalents mainly comprise cash in banks and short-term bank deposits. The Group is authorized to transact with banks rated “BBB+” or higher. As of December 31, 2018 and 2017, 5 and 4 banks (primarily JP Morgan, HSBC, Banco Safra, Banco do Brasil and Banco Bradesco) accounted for more than 78% and 78%, respectively, of the total cash deposited. The remaining amount of cash and cash equivalents relates to cash in hand. Additionally, during the year ended December 31, 2018, the Group invested in fixed-term bank deposits with mainly one bank (HSBC) and also entered into derivative contracts (currency forward). The Group’s exposure of credit risk arising from cash and cash equivalents is set out in Note 20.

The Group’s primary objective for holding derivative financial instruments is to manage currency exchange rate risk, interest rate risk and commodity price risk. The Group generally enters into derivative transactions with high-credit-quality counterparties and, by policy, limits the amount of credit exposure to any one counterparty based on an analysis of that counterparty's relative credit standing. The amounts subject to credit risk related to derivative instruments are generally limited to the amounts, if any, by which counterparty's obligations exceed the obligations with that counterparty.

The Group also entered into crop commodity futures traded in the established trading markets of Argentina and Brazil through well-rated brokers. Management does not expect any counterparty to fail to meet its obligations.

•	Capital risk management

The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital. In order to maintain or adjust the capital structure, it may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or by own shares or sell assets to reduce debt. Consistent with others in the industry, the Group monitors capital on the basis of the gearing ratio. This ratio is calculated as total debt (including current and non-current borrowings as shown in the consolidated statement of financial position, if applicable) divided by total capital. Total capital is calculated as equity, as shown in the consolidated statement of financial position, plus total debt. During the year ended December 31, 2018, the strategy was to maintain the gearing ratio within 0.40 to 0.60, as follows:

	2018	2017 (*)
Total debt	862,116	817,958
Total equity	1,108,145	683,019
Total capital	1,970,261	1,500,977
Gearing ratio	0.44	0.54

(*) Prior periods have been recast to reflect the Company's change in accounting policy for Investment properties as described in Note 33.

•	Derivative financial instruments

As part of its business operations, the Group uses a variety of derivative financial instruments to manage its exposure to the financial risks discussed above. As part of this strategy, the Group may enter into derivatives of (i) interest rate to manage the composition of floating and fixed rate debt; (ii) currency to manage exchange rate risk, and (iii) crop (future contracts and put and call options) to manage its exposure to price volatility stemming from its integrated crop production activities. The Group’s policy is not to use derivatives for speculative purposes.

Derivative financial instruments involve, to a varying degree, elements of market and credit risk not recognized in the financial statements. The market risk associated with these instruments resulting from price movements is expected to offset the market risk of the underlying transactions, assets and liabilities, being hedged. The counterparties to the agreements relating to the Group’s contracts generally are large institutions with credit ratings equal to or higher than BBB+. The Group continually monitors the credit rating of such counterparties and seeks to limit its financial exposure to any one financial institution. While the contract or notional amounts of derivative financial instruments provide one measure of the volume of these transactions, they do not represent the amount of the Group’s exposure to credit risk. The amounts potentially subject to credit risk (arising from the possible inability of counterparties to meet the terms of their contracts) are generally limited to the amounts, if any, by which the counterparties’ obligations under the contracts exceed the Group’s obligations to the counterparties.

The following tables show the outstanding positions for each type of derivative contract as of the date of each statement of financial position:

▪	Futures/ options

As of December 31, 2018:

	2018
Type of derivative contract	Quantities (thousands) (**)	Notional amount	Fair Value Asset/ (Liability)	(Loss)/Gain (*)
Futures:
Sale
Corn	(97)	(14,791)	(209)	(209)
Soybean	25	8,089	527	177
Wheat	(14)	(2,483)	(11)	(85)
Sugar	208,837	64,753	5,483	12,765
Options:
Buy put
Sugar	6,326	128	267	393
Sell call
Sugar	1,118	132	(25)	(156)
Total	216,195	55,828	6,032	12,885

As of December 31, 2017:

	2017
Type of derivative contract	Quantities (thousands) (**)	Notional amount	Fair Value Asset/ (Liability)	(Loss)/Gain (*)
Futures:
Sale
Corn	(33)	(3,198)	48	361
Soybean	83	19,195	670	(765)
Wheat	(45)	(7,083)	(38)	(38)
Sugar	343,874	121,072	3,231	3,808
Options:
Sell put
Sugar	3,572	83	54	(30)
Total	347,451	130,069	3,965	3,336
(*) Included in the line item “(Loss) / Gain from commodity derivative financial instruments” of Note 8.
(**) All quantities expressed in tons and m3.
Commodity future contract fair values are computed with reference to quoted market prices on future exchanges.

▪	Foreign currency floating-to-fixed interest rate swap

In July 2016 the Group's subsidiary in Brazil, Adecoagro Vale do Ivinhema entered into a Reais 90 million loan with Bradesco. The loan bears interest at a variable rate of CDI (an interbanking floating interest rate in US$) plus 2.1% per year. At same moment and with same bank, the Company entered into a swap operation, which intention was to effectively convert the  principal amount and interest rate denominated in Reais, to a principal amount an interest rate denominated in US$, plus a fixed rate of 6.55%. The swap expired on Sep 2017. As of expiration date, the group recognized a gain of US$ 3 included whitin "Financial Results, net.”

▪	Currency forward

 During the year ended on December 31, 2018, the Group entered into several currency forward contracts in order to hedge the fluctuation of the U.S. Dollar against Euro for a total notional amount of US$ 4.9 million. The currency forward contracts maturity date is January 2019. The outstanding contracts resulted in the recognition of a gain amounting to US$ 0.1 million in 2018.
During 2017 the Group did not entered into any currency forward contract in Brazil. During the year ended December 31, 2016 the Group entered into several currency forward contracts with Brazilian banks in order to hedge the fluctuation of the Brazilian Reais against the U.S. Dollar for a total aggregate amount of US$ 57.2 million. The currency forward contracts entered in 2016 had maturity dates ranging between March 2016 and April 2017. These contracts resulted in a recognition of a loss of US$ 2.0 million and US$ 5.0 million in 2018 and 2017, respectively.

During the year ended on December 31, 2017, the Group entered into several currency forward contracts in order to hedge the fluctuation of the U.S. Dollar against Euro for a total notional amount of US$ 10.5 million. The currency forward contracts maturity date is March 2017. The outstanding contracts resulted in the recognition of a gain amounting to US$ 0.1 million in 2017.

Gains and losses on currency forward contracts are included within “Financial results, net” in the statement of income.

▪	Euro-bob price swap

As Petrobras (the Brazilian oil state company) started to track the movements of the international gasoline to set its domestic prices in 2017, the Group's subsidiary in Brazil, Adecoagro Vale do Ivinhema entered into a swap operation in March 2018, which intention was to mitigate the effects of the gasoline volatility in the ethanol prices sold by the company. The swaps expired according to the due dates and as of December 31, 2018 all the swaps positions were already liquidated. The Group recorded a loss of US$ 1.6 million.